UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 19, 2019 (December 19, 2019)

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam	Suite 2100,	Houston,	Texas	77002
(Address of principal executive offices)				(Zip Code)

(713) 860-2500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Units	GEL	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐   Emerging growth company

☐   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events

Genesis Energy, L.P. (the "Company") is filing this Current Report on Form 8-K to revise portions of the Annual Report on Form 10-K related to the condensed consolidating financial information disclosed pursuant to Rule 3-10 of Regulation S-X regarding the Company and certain of its wholly owned subsidiaries that fully and unconditionally guarantee senior unsecured notes (our “notes”) co-issued by the Company and Genesis Energy Finance Corporation. The condensed consolidating financial information is provided within footnote 25 for the periods included within the Company's Annual Report on Form 10-K for the year ended December 31, 2018, which was originally filed with the Securities and Exchange Commission on February 28, 2019 (the “2018 Form 10-K”).

On September 23, 2019, the Company announced the expansion of its Granger facilities which included designating the subsidiaries that hold our Alkali business (such subsidiaries, collectively, the "Alkali business") as unrestricted subsidiaries of the Company under our indentures. Following such designation, the Alkali business no longer guarantees our notes. The Alkali business was historically presented as guarantor subsidiaries in footnote 25 and because of such designation will now be presented as non-guarantor subsidiaries. The changes made did not impact the Company's previously reported consolidated net operating results, financial position, or cash flows.

The condensed consolidating balance sheet as of December 31, 2018 and 2017 and the condensed consolidating statements of operations and cash flows for the years ended December 31, 2018 and 2017 included in footnote 25 of the Notes to Consolidated Financial Statements have been retrospectively adjusted in Exhibit 99.1 to reflect these updates to our non-guarantor subsidiaries as though the Alkali business had been presented as non-guarantor subsidiaries in all periods presented. It is noted that the statements of operations and cash flows for the year ended December 31, 2016 were not retrospectively adjusted as we did not acquire our Alkali business until the third quarter of 2017. All other information in the 2018 Form 10-K remains unchanged. This Current Report on Form 8-K does not modify or update any other disclosures contained in the consolidated financial statements of the Company included in the 2018 Form 10-K, other than the previously disclosed updates of required condensed consolidating guarantor financial information. This Current Report on Form 8-K, including its exhibits, should be reviewed in conjunction with the 2018 Form 10-K and the Company's other filings with the Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP.
23.2	Consent of Ernst & Young LLP.
23.3	Consent of Deloitte & Touche LLP.
23.4	Consent of Deloitte & Touche LLP.
99.1	Part II, Item 8. Financial Statements and Supplementary Data of the Company's Annual Report on Form 10-K for the year ended December 31, 2018
101.INS	XBRL Instance Document- the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	XBRL Schema Document
101.CAL	XBRL Calculation Linkbase Document
101.LAB	XBRL Label Linkbase Document
101.PRE	XBRL Presentation Linkbase Document
101.DEF	XBRL Definition Linkbase Document
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENESIS ENERGY, L.P. (A Delaware Limited Partnership)

		By:	GENESIS ENERGY, LLC, as General Partner

Date:	December 19, 2019	By:	/s/ Robert V. Deere
Robert V. Deere Chief Financial Officer